Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares

A Portfolio of Federated Income Securities Trust
SUPPLEMENT TO PROSPECTUSES DATED MAY 31, 2009

Effective September 1, 2009

1. Under the section entitled “Account and Share Information” please replace the first paragraph of the subsection “Dividends and Capital Gains” with the following:

The Fund declares any dividends quarterly and pays them quarterly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

August 17, 2009

Cusip 31420C779
Cusip 31420C761
Cusip 31420C753

40953 (8/09)